                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




              DATE OF REPORT: JANUARY 22, 2001 (DECEMBER 19, 2000)
                        (Date of earliest event reported)




                            VERSO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




MINNESOTA                  COMMISSION FILE NO. 0-22190          41-1484525
(State of incorporation)                                 (IRS Employer I.D. No.)



                              400 GALLERIA PARKWAY
                                    SUITE 300
                                ATLANTA, GA 30339
                    (Address of principal executive offices)



                                 (770) 612-3500
              (Registrant's telephone number, including area code)

         The undersigned hereby amends Item 7 of its Current Report on Form 8-K dated December 19, 2000 to include the required pro forma financial information.

  ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired

         None.

(b)      Pro forma financial information.

The following lists the unaudited pro forma financial information attached to this Report:



Introduction.................................................................F-1

Pro forma condensed consolidated balance sheet at September 30, 2000.........F-2

Pro forma condensed consolidated statement of operations for the nine months ended September 30, 2000.........................................F-3

Pro forma condensed consolidated statement of operations for the year ended December 31, 1999......................................................F-4

Notes to pro forma consolidated financial information........................F-5


(c)      Exhibits.

         None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VERSO TECHNOLOGIES, INC.,
                                        a Minnesota corporation
Dated January 22, 2001
                                        By:   /s/ Juliet M. Reising
                                           -------------------------------------
                                              Juliet M. Reising
                                        Its:  Executive Vice President and Chief
                                              Financial Officer

                         PRO FORMA FINANCIAL INFORMATION

INTRODUCTION

     The following unaudited pro forma condensed consolidated financial statements give effect to the sale by Verso Technologies, Inc. ("Verso") of its domestic lodging business and international hospitality business to AremisSoft Corporation.

     The unaudited pro forma condensed consolidated balance sheet presents the financial position of Verso at September 30, 2000 giving effect to the disposition as if it had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 give effect to the disposition as if it had occurred at the beginning of each such period.

     The sale of the domestic lodging business and international hospitality business was the first in a series of transactions to sell Verso's entire hospitality business which includes its restaurant solutions business and as such no gain or loss is reflected as an adjustment of retained earnings in the pro forma condensed consolidated balance sheet at September 30, 2000. The calculation of the gain or loss on the sale of Verso's entire hospitality business will be reflected in the pro forma financial information to be presented in a Form 8-K to be filed on or before January 26, 2001.

     Verso's entire hospitality business has been reflected as discontinued operations in its historical financial statements for the year ended December 31, 1999 and the nine months ended September 30, 2000.

     The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the disposition been completed as of the dates indicated and is not necessarily indicative of Verso's future financial position or results of operations.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Verso, including the related notes thereto.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000




                                                                                      PRO FORMA
                                                                    VERSO (a)        ADJUSTMENTS             PRO FORMA
                                                                ---------------  ------------------      ----------------
ASSETS:
Current assets:
      Cash                                                       $  21,215,184     $  8,811,307 (b)      $    30,026,491
      Accounts receivable, net                                      19,948,095                                19,948,095
      Inventories, principally finished goods                        1,056,055                                 1,056,055
      Other current assets                                           4,611,107                                 4,611,107
      Net assets of discontinued operations                         15,219,763       (8,811,307)(b)            6,408,456
                                                                 --------------    -------------         ----------------


      Total current assets                                          62,050,204                -               62,050,204
Furniture and equipment, net                                         9,286,539                                 9,286,539
Intangibles, net                                                   122,095,258                               122,095,258
                                                                 --------------    -------------         ----------------


           Total assets                                          $ 193,432,001     $          -          $   193,432,001
                                                                 ==============    =============         ================


LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
      Line of credit                                             $   4,950,597     $                     $     4,950,597
      Convertible subordinated debentures, net of discount           3,513,867                                 3,513,867
      Accounts payable                                              20,550,700                                20,550,700
      Accrued compensation                                           2,824,071                                 2,824,071
      Accrued expenses                                               5,700,243                                 5,700,243
      Unearned revenue and customer deposits                         3,666,112                                 3,666,112
      Current portion of long-term debt                                479,204                                   479,204
                                                                 --------------    -------------         ----------------

      Total current liabilities                                     41,684,794                -               41,684,794

Long-term debt                                                          40,912                                    40,912
                                                                 --------------    -------------         ----------------

         Total liabilities                                          41,725,706                -               41,725,706

Shareholders' equity:
      Common stock                                                     481,647                                   481,647
      Additional paid-in capital                                   245,361,064                               245,361,064
      Accumulated deficit                                          (87,251,407)                              (87,251,407)
      Deferred compensation                                         (6,885,009)                               (6,885,009)
                                                                  --------------   -------------         ----------------


         Total shareholders' equity                                151,706,295                               151,706,295

           Total liabilities and shareholders' equity            $ 193,432,001     $          -          $   193,432,001
                                                                 ==============    =============         ================






See accompanying notes to pro forma consolidated financial information.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000



                                                                             PRO FORMA
                                                             VERSO (a)      ADJUSTMENTS          PRO FORMA
                                                          --------------  ----------------     --------------

Revenue                                                    $ 51,872,879                         $ 51,872,879

Cost of revenue                                              42,216,952                           42,216,952

                                                          --------------  ----------------     --------------
    Gross profit                                              9,655,927                 -          9,655,927

Operating expenses:

  Sales, general and administrative                          27,636,082                           27,636,082
  Depreciation                                                1,185,109                            1,185,109
  Amortization of intangibles                                 1,053,270                            1,053,270
  Loss on asset abandonment                                   1,218,343                            1,218,343
  Reorganization costs                                        1,500,000                            1,500,000

                                                          --------------  ----------------     --------------
    Total operating expenses                                 32,592,804                 -         32,592,804

                                                          --------------  ----------------     --------------
  Operating loss from continuing operations                 (22,936,877)                -        (22,936,877)

Interest expense, net                                          (833,113)                -  (c)      (833,113)

  Loss from continuing operations
                                                          --------------  ----------------     --------------
    before income taxes                                     (23,769,990)                -        (23,769,990)

Income taxes                                                          -                                    -
                                                          --------------  ----------------     --------------

  Loss from continuing operations                         $ (23,769,990)  $             -      $ (23,769,990)
                                                          ==============  ================     ==============


Net loss from continuing operations per common share
                    - basic and diluted:                  $       (0.94)                       $       (0.94)
                                                          ==============                       ==============
Weighted average shares outstanding
                    - basic and diluted                      25,282,722                           25,282,722
                                                          ==============                       ==============





See accompanying notes to pro forma consolidated financial information.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999



                                                                        PRO FORMA
                                                        VERSO (d)      ADJUSTMENTS           PRO FORMA
                                                      -------------  ---------------       --------------


Revenue                                               $ 61,684,652                         $  61,684,652

Cost of revenue                                         41,708,579                            41,708,579

                                                      -------------  ---------------       --------------
    Gross profit                                        19,976,073                -           19,976,073

Operating expenses:

  Sales, general and administrative                     23,715,288                            23,715,288
  Amortization of intangibles                            1,403,766                             1,403,766
  Reorganization costs                                     462,000                               462,000
  Transaction costs                                        251,078                               251,078

                                                      -------------  ---------------       --------------
    Total operating expenses                            25,832,132                -           25,832,132

                                                      -------------  ---------------       --------------
  Operating loss from continuing operations             (5,856,059)               -           (5,856,059)

Interest expense, net                                     (183,172)               - (c)         (183,172)

  Loss from continuing operations
                                                      -------------  ---------------       --------------
    before income taxes                                 (6,039,231)               -           (6,039,231)

Income tax benefit                                        (154,773)                             (154,773)

                                                      -------------  ---------------       --------------


  Loss from continuing operations                     $ (5,884,458)  $           -            (5,884,458)
                                                      =============  ===============       ==============

Net loss from continuing operations per common share
                    - basic and diluted:              $      (0.25)                        $       (0.25)
                                                      =============                        ==============

Weighted average shares outstanding
                    - basic and diluted                 23,728,262                            23,728,262
                                                      =============                        ==============





See accompanying notes to pro forma consolidated financial information.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION



(a) Reflects the historical financial position of Verso at September 30, 2000.

(b) Reflects the results of the sale of Verso's domestic lodging and international hospitality business assets and liabilities to AremisSoft Corporation summarized as follows:



         Cash proceeds received at closing...............................       $  10,000,000

         Less estimated transaction costs.................................          1,188,693
                                                                                -------------
         Net consideration...................................................       8,811,307

         Net assets of discontinued operations...........................           8,811,307
                                                                                -------------
         Loss on sale........................................................   $           0
                                                                                =============


(c) If Verso had invested the net consideration at 5% the interest income would have been $330,424 and $440,565 for the nine months ended September 30, 2000 and the year ended December 31, 1999 respectively.

(d) Reflects the historical financial position of Verso at December 31, 1999.